Other Income and Charges (Tables)	12 Months Ended
Dec. 31, 2014
Other Income and Charges

(in millions of Canadian dollars)	2014	2013	2012

Foreign exchange loss (gain) on long-term debt	$11	$2	$(2)
Accretion income on long-term floating rate notes	–	–	(3)
Loss in fair value of long-term floating rate notes	–	–	1
Other foreign exchange losses (gains)	–	2	(1)
Advisory fees (related to shareholder matters)	–	–	27
Other	8	13	15

Total other income and charges	$19	$17	$37